Assets Held for Sale	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Assets Held for Sale
10.	Assets Held for Sale
For the year ended December 31, 2020, the Group decided to sell some real estate and other assets, it classified
￦
1,187 million as
assets held for sale. The asset was measured at net fair value in accordance with IFRS 5, which is a non-repetitive fair value measured using the recent sale price of similar businesses, an observable input variable
. The details of the assets to be sold are as follows.

( I n millions of Korean won)
Land	￦	172
Buildings		938
Others		77

Total	￦	1,187

During the current period, the Group recognized the
impairment
loss of
￦
11 million, regarding assets scheduled to be sold, and classified it as other expenses (loss of assets expected to be sold). The asset has not been disposed of as of the end of the reporting period.